                                                                   EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 11, 1999, with respect to the 1998 and 1997 financial statements of GO Software, Inc. included in the Registration Statement (Form S-1) and related Prospectus of ShopNow.com Inc. for the registration of 8,000,000 shares of its common stock.


                                        ERNST & YOUNG LLP

January 19, 2000
Jacksonville, Florida